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EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender All Outstanding Shares of Common Stock
of

THE PEP BOYS—MANNY, MOE & JACK

at

$15.00 NET PER SHARE

Pursuant to the Offer to Purchase dated November 16, 2015

by

TAJ ACQUISITION CO.

a wholly owned subsidiary of

BRIDGESTONE RETAIL OPERATIONS, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JANUARY 4, 2016, UNLESS THE OFFER IS EXTENDED.

The Depositary and Paying Agent for the Offer Is:

If delivering by first class, registered or certified mail:	If delivering by facsimile (until 5:00 P.M. New York City time on Monday, January 4, 2016):	If delivering by overnight courier (until 5:00 P.M. New York City time on Monday, January 4, 2016):
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	Facsimile: (718) 234-5001 Confirm Facsimile Receipt: (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (Attach additional list if necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented By Shares Certificate(s)*	Number of Shares Tendered**

Total Shares (Including Shares held electronically through the Direct Registration System at the Transfer Agent (DRS))

* Need not be completed by book-entry shareholders.
** Unless otherwise indicated, it will be assumed that all shares of common stock, par value $1.00 per share of The Pep Boys—Manny, Moe & Jack represented by certificates described above are being tendered hereby. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE EITHER THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL OR AN APPLICABLE INTERNAL REVENUE SERVICE FORM W-8. SEE INSTRUCTION 9 BELOW.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC., TOLL FREE AT (866) 620-2536 (ALL OTHER CALLS 212-269-5550).

You have received this Letter of Transmittal in connection with the offer of TAJ Acquisition Co., a Pennsylvania corporation ("Purchaser") and a wholly owned subsidiary of Bridgestone Retail Operations, LLC, a Delaware limited liability company ("BSRO"), to purchase all of the issued and outstanding shares of common stock, par value $1.00 per share (the "Shares"), of The Pep Boys—Manny, Moe & Jack, a Pennsylvania corporation ("Pep Boys"), at a price of $15.00 per Share, net to the holders thereof in cash, without interest, less any applicable tax withholding, as described in the Offer to Purchase, dated November 16, 2015.

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, LLC (the "Depositary and Paying Agent") Shares represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary and Paying Agent at The Depository Trust Company ("DTC"), you may use this Letter of Transmittal or you may use an Agent's Message (as defined in Instruction 2 below). In this document, shareholders who deliver certificates representing their Shares are referred to as "Certificate Shareholders." Shareholders who deliver their Shares through book-entry transfer are referred to as "Book-Entry Shareholders."

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary and Paying Agent on or prior to the Expiration Time (as defined in Section 1—"Terms of the Offer" of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3—"Procedures for Tendering Shares" of the Offer

to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary and Paying Agent.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AND PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND PAYING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to TAJ Acquisition Co., a Pennsylvania corporation ("Purchaser") and a wholly owned subsidiary of Bridgestone Retail Operations, LLC, a Delaware limited liability company ("BSRO"), the above-described shares of common stock, par value $1.00 per share (the "Shares"), of The Pep Boys—Manny, Moe & Jack, a Pennsylvania corporation ("Pep Boys"), pursuant to the Offer to Purchase, dated November 16, 2015 (the "Offer to Purchase"), at a price of $15.00 per Share, net to the holders thereof in cash, without interest and less any applicable tax withholding, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith, but any such transfer or assignment will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after November 16, 2015 (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the "Depositary and Paying Agent") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal) to the fullest extent of such shareholder's rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the "Share Certificates") and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of, Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Pep Boys and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent's Message), the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Pep Boys' shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same is accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Paying Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary and Paying Agent for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary and Paying Agent at the address set forth above, together with such additional documents as the Depositary and Paying Agent may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary and Paying Agent. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary and Paying Agent has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3—"Procedures for Tendering Shares" of the Offer to Purchase will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for exchange any Shares tendered hereby.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or issue or return any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled "Special Payment Instructions," please credit any Shares tendered hereby or by an Agent's Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

	☐ Check	☐ Certificate
Issue to:
Name:	(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" included in this Letter of Transmittal)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled "Description of Shares Tendered" above.

	☐ Check	☐ Certificate
Deliver to:
Name:	(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE (Please also complete the Substitute Form W-9 beginning on page 14 or the appropriate Internal Revenue Service Form W-8, as applicable)

(Signature of Stockholder(s))
Dated:

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

Address:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Daytime Area Code and Telephone Number:

Dated:

Place medallion guarantee in space below:

Instructions
Forming part of the terms and conditions of the offer

1.    Guarantee of signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, owners powers are not signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity and such registered owner has not completed the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of letter of transmittal and certificates or book-entry confirmations.    This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3—"Procedures for Tendering Shares" of the Offer to Purchase. For any Eligible Institution, a manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary's and Paying Agent's account at DTC of Shares tendered by book-entry transfer ("Book Entry Confirmation"), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent's Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent at one of its addresses set forth herein on or prior to the Expiration Time (as defined in Section 1—"Terms of the Offer" of the Offer to Purchase) (unless the tender is made during a subsequent offering period, if one is provided, in which case the Share Certificates representing Shares, in the case of physical certificates, and this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, and other documents must be received before the expiration of the subsequent offering period). Please do not send your Share Certificates directly to Purchaser, BSRO or Pep Boys.

Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary and Paying Agent on or prior to the Expiration Time or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3—"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary and Paying Agent prior to the Expiration Time, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent's Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier, facsimile or mailed to the Depositary and Paying Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery made available by Purchaser. In case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary and Paying Agent by a participant by means of the confirmation system of DTC.

A properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary and Paying Agent.

The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and Paying Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AND PAYING AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by Purchaser (which may delegate power in whole or in part to the Depositary and Paying Agent) and such determination shall be final and binding absent a finding to the contrary by a court of competent jurisdiction. Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3.    Inadequate space.    If the space provided herein is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.    Partial tenders (applicable to certificate shareholders only).    If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary and Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the column titled "Number of Shares Tendered" in the box titled "Description of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by Share Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on letter of transmittal; stock powers and endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted, or in lieu of such document signatures must be guaranteed by an Eligible Institution, see Instruction 1.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Transfer taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7.    Special payment and delivery instructions.    If a check is to be issued in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Shares tendered hereby or by Agent's Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled "Special Payment Instructions" herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8.    Requests for assistance or additional copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent, which may be contacted at the telephone numbers, mailing address and email address as set forth on the back cover of this Letter of Transmittal, and will be furnished at Purchaser's expense.

9.    Tax forms.    Under U.S. federal income tax law, a Pep Boys' shareholder whose Shares are accepted for payment pursuant to the Offer may be subject to backup withholding tax (currently imposed at a rate of 28%) on the gross proceeds of any payment received hereunder. Backup withholding tax is not an additional tax. A Pep Boys shareholder subject to the backup withholding tax rules will be allowed a credit of the amount withheld against such shareholder's U.S. federal income tax liability and, if backup withholding tax results in an overpayment of U.S. federal income tax, such shareholder may be entitled to a refund, provided that the requisite information is correctly furnished to the Internal Revenue Service in a timely manner.

U.S. shareholders

To prevent backup withholding tax with respect to payments made to a U.S. shareholder pursuant to the Offer, the U.S. shareholder is required to timely notify the Depositary and Paying Agent of the U.S. shareholder's taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such U.S. shareholder is awaiting receipt of a TIN), and that (i) the U.S. shareholder is exempt from backup withholding, (ii) the U.S. Shareholder has not been notified by the Internal Revenue Service that the U.S. shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) after being so notified, the Internal Revenue Service has notified the U.S. shareholder that the U.S. shareholder is no longer subject to backup withholding.

If the Depositary and Paying Agent is not timely provided with the correct TIN, such U.S. shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such U.S. shareholder pursuant to the Offer may be subject to backup withholding. Each U.S. shareholder is required to give the Depositary and Paying Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which TIN to report. A U.S. shareholder who does not have a TIN may write "Applied For" in Part 1 and check "Awaiting TIN" in Part 2 of the Substitute Form W-9 if such U.S. shareholder has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. shareholder writes "Applied For" in Part 1 and checks "Awaiting TIN" in Part 2 of the Substitute Form W-9, (i) the U.S. shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding on payments made pursuant to the Offer and (ii) payments made will be subject to backup withholding unless the U.S. shareholder has furnished the Depositary and Paying Agent with his or her TIN by the time payment is made. A U.S. shareholder who writes "Applied For" in Part 1 and checks "Awaiting TIN" in Part 2 of the Substitute Form W-9 in lieu of furnishing a TIN should furnish the Depositary and Paying Agent with the U.S. shareholder's TIN as soon as it is received.

Certain U.S. shareholders (including, among others, generally all corporations) are not subject to the backup withholding requirements described in this Instruction 9. To avoid possible erroneous backup withholding, a U.S. shareholder that is exempt from backup withholding should complete the Substitute

Form W-9 by providing its correct TIN, signing and dating the form, and checking the "Exempt" box in Part 2 of the form.

Non-U.S. shareholders

A shareholder who is not a resident or citizen of the U.S. for U.S. federal income tax purposes should submit to the Depositary and Paying Agent the appropriate Internal Revenue Service Form W-8 to establish an applicable withholding exemption from backup withholding and establish its Foreign Account Tax Compliance Act ("FATCA") status (generally, Forms W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI or W-8EXP). Such Internal Revenue Service Forms W-8 will be provided to you by the Depositary and Paying Agent upon request and may also be obtained from the Internal Revenue Service's website (www.irs.gov).

All Pep Boys' shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements and to determine which form should be used to avoid backup withholding.

10.   Lost, destroyed, mutilated or stolen share certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify Pep Boys' stock transfer agent, American Stock Transfer & Trust Company, LLC (the "Transfer Agent"), Attn: Lost Securities at 6201, 15th Avenue, Brooklyn, NY 11219. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

11.    Waiver of conditions.    Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the SEC (as defined in the Offer to Purchase), the conditions of the Offer may be waived by BSRO or Purchaser in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, WITH RESPECT TO ELIGIBLE INSTITUTIONS, A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY AND PAYING AGENT ON OR PRIOR TO THE EXPIRATION TIME.

 To be completed by U.S. shareholders
(See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below)

Please fill out your name and address below:
Name:
Address (Number and street):

City, State and Zip Code:

Exemption from FATCA reporting code (if any): (applies to accounts maintained outside the U.S.)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security OR Employer Identification Number

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and (4) the FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Payer's Request for Taxpayer Identification Number (TIN)
CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If you are exempt from backup withholding, check the "Exempt" box in Part 2.

	The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.	Part 2 Awaiting TIN ☐ Exempt ☐

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE "AWAITING TIN" BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.
Signature	Date

Guidelines for certification of taxpayer identification number on substitute Form W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. Unless otherwise indicated, all "section" references are to the Internal Revenue Code of 1986, as amended.

For this type of account:	Give the NAME and SOCIAL SECURITY or EMPLOYER IDENTIFICATION number of—	For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of—

1. Individual	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Partnership or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or disregarded entity	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)    List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)    Circle the minor's name and furnish the minor's SSN.

(3)    Show the name of the owner. Use either SSN or EIN.

(4)   List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:    IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

How to get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write "Applied For" in Part 1, check the "Awaiting TIN" box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees exempt from backup withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the "Exempt" box in Part 2, and sign and date the form.

Exempt payees

Backup withholding is not required on any payments made to the following payees:

(1)
An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)
The United States or any of its agencies or instrumentalities.

(3)
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)
A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(5)
An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)
A corporation.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Exemption from FATCA reporting.    The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Privacy act notice.    Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

Failure to furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary and Paying Agent for the Offer is:

If delivering by first class, registered or certified mail:	If delivering by facsimile (until 5:00 P.M. New York City time on Monday, January 4, 2016):	If delivering by overnight courier (until 5:00 P.M. New York City time on Monday, January 4, 2016):
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	Facsimile: (718) 234-5001 Confirm Facsimile Receipt: (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. KING & CO., INC.
48 Wall Street
22nd Floor
New York, New York 10005

Toll Free: (866) 620-2536
All other calls: (212) 269-5550
Email: pby@dfking.com

The Dealer Manager for the Offer is:

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Toll Free: (877) 371-5947
Direct: (212) 622-4401

QuickLinks

To be completed by U.S. shareholders (See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below)